SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 12, 1999
                                 Date of Report
                       (Date of earliest event reported)



                                  SKYMALL, INC.
               (Exact Name of Registrant as Specified in Charter)

          NEVADA                    000-21657                 86-0651100
     (State or Other           (Commission File No.)         (IRS Employer
       Jurisdiction                                        Identification No.)
     of Incorporation)

                  1520 EAST PIMA STREET, PHOENIX, ARIZONA 85034
          (Address of principal executive offices, including zip code)

                                 (602) 254-9777
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

     On April 12, 1999, SkyMall, Inc. announced its e.commerce strategy, plans to launch its travel site, implement e.commerce via broadband technologies, pursue workplace Web initiatives and announced preliminary first quarter revenues.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

              99.1 Press Release dated April 12, 1999 regarding SkyMall's announcement of its e.commerce strategy, plans to launch its travel site, implement e.commerce via broadband technologies, pursue workplace Web initiatives and preliminary first quarter revenues.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SKYMALL, INC.
                                    (REGISTRANT)



Dated: April 12, 1999               By: /s/ Robert M. Worsley
                                        ------------------------------------
                                        Robert M. Worsley
                                        President

                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      ------------------------------------------------------------

    99.1 Press Release dated April 12, 1999 regarding SkyMall's announcement of its e.commerce strategy, plans to launch its travel site, implement e.commerce via broadband technologies, pursue workplace Web initiatives and preliminary first quarter revenues.